Income Tax Expense - Reconciliation of Deferred Tax Assets Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets and liabilities [abstract]
Beginning balance	$ 155	$ (14,507)
Tax income during the period recognized in profit or loss	6,938	15,050
Tax income during the period recognized in other comprehensive income	(40)	(155)
Deferred taxes acquired in business combinations	0	0
Exchange differences	(917)	(233)
Ending balance	$ 6,136	$ 155